Travelers Series Fund Inc.

Prospectus

June 2, 2005

As Revised July 1, 2005

SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Travelers Series Fund Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, Risks and Performance

Social Awareness Stock Portfolio

Investment objective

Long-term capital appreciation and retention of net investment income

Principal investment strategies

Key investments The fund invests primarily in equity securities of large and mid-sized companies. Smith Barney Fund Management LLC (“SBFM”), the fund’s adviser, normally invests at least 80% of the fund’s assets in equity securities (“80% investment policy”). The fund seeks to invest in companies that meet SBFM’s investment screen and, when possible, certain social criteria. The fund avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent SBFM is able to find them, SBFM seeks to invest the fund’s assets in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community.

Additional investments For information on the fund’s additional investments and related risks, please read page 5.

Selection process

SBFM uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

•	earnings growth and predictability
•	leading/strong market positions
•	experienced management team
•	established record of profitability
•	strong financial position
•	established industry position
•	industry with positive growth outlook

Travelers Series Fund Inc.

Principal risks of investing in the fund

While investing in equity securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	Stock markets decline.
•	Value and/or growth stocks are temporarily out of favor.
•	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
•	The adviser’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
•	Key economic trends become materially unfavorable.
•	Interest rates rise, causing the value of the fund’s fixed income securities to decline.

Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

The fund’s 80% investment policy may be changed only upon 60 days’ prior notice to shareholders. The fund’s investment objective is not fundamental, and its objective and investment policies may be changed by the Company’s Board of Directors (“Board”) without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund’s investment objective or policies may result in the fund’s having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Travelers Series Fund Inc.

Fund Performance

The performance shown in the bar chart, quarterly returns and risk return table is that of the fund’s predecessor fund, Social Awareness Stock Portfolio, a series of The Travelers Series Trust (“Predecessor Fund”). This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Best Quarter:	(4th ‘98)	24.56%
Worst Quarter:	(3rd ‘01)	-18.24%

Average annual total returns as of 12/31/04
	1 year	Five year	10 year
Predecessor Fund	6.23%	-2.90%	9.31%
S&P 500	10.87%	-2.30%	12.07%

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly from your investment)
Maximum sales charge on purchases	N/A
Maximum deferred sales charge on redemptions	N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
Management fees	0.67%	*
Distribution and service (12b-1) fees	None
Other expenses	0.08%	**
Total annual fund operating expenses	0.75%	**

* Management fees include both an effective investment advisory fee rate of 0.61% of average daily net assets, based on the effective fee rate paid by the Predecessor Fund for its most recent fiscal year, and an administration fee of 0.06% of average daily net assets, both payable to SBFM. The investment advisory fee declines as fund assets grow. See “Management.”

** Based on estimated amounts for the current fiscal year.

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. The fee table does not include fees charged for investing through a Separate Account. If the table included these expenses, the figures shown would be higher.

Example

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	$77	$240	$417	$930

The example assumes:	•You invest $10,000 for the period shown
•You reinvest all distributions and dividends without a sales charge
•The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

Travelers Series Fund Inc.

More on the Fund’s Investments and Related Risks

Additional investments and investment techniques

The fund invests in various investments and instruments subject to its investment policy, as described on pages 2-3 of this prospectus, and in the fund’s Statement of Additional Information (the “SAI”). The SAI also includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities. The fund may also invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the fund. Listed below is more information on the fund’s investments, its practices, and related risks. For a complete list of all investments available to the fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

Equity investments

The fund may invest in all types of equity securities. Equity securities include common and preferred stocks, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

The fund may, to a limited extent, invest in fixed income securities. Fixed income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Defensive investing	The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Travelers Series Fund Inc.

Management

The manager

Smith Barney Fund Management LLC (“SBFM”) provides investment advisory and administrative services and, in general, supervises and manages the investment program for the fund. SBFM is a subsidiary of Citigroup Inc. (“Citigroup”) and is located at 399 Park Avenue, New York, New York 10022. SBFM also renders investment advice to a wide variety of individual, institutional, and investment company clients. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment advisory contract with SBFM. Therefore, the Company’s Board will be asked to approve a new investment advisory contract between the fund and SBFM. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the fund for their approval.

The fees SBFM receives from the fund for its services are as follows:

Fund	Contractual investment advisory fee (as a percentage of the fund’s average daily net assets)
Social Awareness Stock Portfolio

0.65% of the first $50 million of the fund’s average daily net assets

0.55% of the fund’s average daily net assets in excess of $50 million and up to $100 million

0.45% of the fund’s average daily net assets in excess of $100 million and up to $200 million

0.40% of average daily net assets in excess of $200 million

SBFM may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. SBFM may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by SBFM and may be substantial.

Travelers Series Fund Inc.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of SBFM, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Portfolio Manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Social Awareness Stock Portfolio	William Theriault (since fund inception) Smith Barney Fund Management LLC 399 Park Avenue New York, NY 10022	Director and portfolio manager for SBFM and a Chartered Financial Analyst. Mr. Theriault has been a portfolio manager for SBFM or its predecessor firms since 1996.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager and has more detailed information about the manager and other fund service providers.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb (“CTB”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Company (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment adviser and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to

Travelers Series Fund Inc.

make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Fund Administrator

SBFM serves as the fund’s administrator and receives a fee for its services at the annual rate of 0.06% of the fund’s average daily net assets.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

Travelers Series Fund Inc.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what SBFM believes to be obvious market timing, SBFM will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that SBFM believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the fund may limit exchanges or purchases by shareholders who are believed to be engaged in abusive funding activities, as described in the previous paragraph, and the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. As a result, the fund is dependent on the rights, ability and willingness of these insurance companies to enforce the fund’s policies. It should also be noted that these insurance company separate accounts may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may impose specific restrictions on purchases and sales of fund shares or may engage in different types of surveillance to limit abusive trading. In addition, the various insurance company separate accounts that offer fund shares may define market timing differently from one another. As a result, some contract holders may be able to engage in market timing while other contract holders are harmed by such activity. Shareholders are referred to the prospectuses of the insurance company separate accounts for a description of the policies and procedures used by these separate accounts to detect and deter market timing.

Travelers Series Fund Inc.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by SBFM and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share Price

The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to SBFM.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by SBFM to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when SBFM believes that they are unreliable, SBFM may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if SBFM determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Travelers Series Fund Inc.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund Inc.

Financial Highlights

On June 30, 2005, the fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. Prior to June 30, 2005, the fund had no assets or investment operations. The fund’s fiscal year end is October 31.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund’s financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all period shown.

	Year Ended December 31

	2004		2003(1)	2002	2001(1)	2000(1)
Net asset value, beginning of year	$23.04		$17.97	$24.14	$28.76	$29.42
Income (loss) from operations:
Net investment income	0.17		0.12	0.08	0.11	0.14
Net realized and unrealized gain (loss)	1.26		5.06	(0.06)	(4.63)	(0.29)
Total income (loss) from operations	1.43		5.18	(5.98)	(4.52)	(0.15)
Less dividends and distributions from:
Net investment income	(0.17)		(0.11)	(0.19)	(0.10)	(0.16)
Net realized gains(2)	—		—	—	—	(0.35)
Total dividends and distributions	(0.17)		(0.11)	(0.19)	(0.10)	(0.51)
Net asset value, end of year	$24.30		$23.04	$17.97	$24.14	$28.76
Total returns(3)	6.23%		28.85%	(24.81)%	(15.71)%	(0.49)%
Net assets, end of year (000’s)	$93,845		$76,678	$62,258	$83,344	$81,184
Ratio to average net assets:
Expenses(4)	0.71	%(5)	0.78%	0.78%	0.74%	0.75%
Net investment income	0.77		0.59	0.40	0.45	0.48
Portfolio turnover rate	18%		38%	37%	22%	22%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Distributions from realized gains include both net realized short-term and long-term capital gains.
(3)	Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charge which, if reflected, would reduce the total returns for all periods shown.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.
(5)	During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Predecessor Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratio would have been 0.75%.

Travelers Series Fund Inc.

Appendix

The fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the fund, and are described together with their risks in the SAI.

Investment Technique

Bankers’ Acceptances

Buying Put and Call Options

Certificates of Deposit

Commercial Paper

Equity Securities

Floating & Variable Rate Instruments

Futures Contracts

Illiquid Securities

Index Futures Contracts

Investment in Unseasoned Companies

Lending Portfolio Securities

Letters of Credit

Options on Index Futures Contracts

Options on Stock Indices

Real Estate-Related Instruments

Repurchase Agreements

Reverse Repurchase Agreements

Short Sales “Against the Box”

Short-Term Money Market Instruments

Temporary Bank Borrowing

U.S. Government Securities

Variable Amount Master Demand Notes

When-Issued & Delayed Delivery Securities

Writing Covered Call Options

Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Social Awareness Stock Portfolio

(Investment Company Act file no. 811-08372)